UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 11, 2019

CF 2019-CF1 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001771200)

CCRE Commercial Mortgage Securities, L.P.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001515166)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key number: 0001558761)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

KeyBank National Association

(Central Index Key number: 0001089877)

CIBC Inc.

(Central Index Key number: 0001548567)

(Exact name of sponsors as specified in their charters)

Delaware	333-228697-01	27-5333184
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)
110 East 59th Street
New York, New York	10022
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 938-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 30, 2019 (the “Closing Date”), the CF 2019-CF1 Mortgage Trust (the “Issuing Entity”) issued the CF 2019-CF1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-CF1, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2019 (the “Pooling and Servicing Agreement”), between CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, Trimont Real Estate Advisors, LLC and KeyBank National Association, each as a special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator and trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated April 30, 2019 and filed with the Securities and Exchange Commission (the “Commission”) on April 30, 2019. Unless otherwise provided herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Whole Loan relating to the Mortgage Loan identified on the Mortgage Loan Schedule as SSTII Self Storage Portfolio II (the “SSTII Self Storage Portfolio II Whole Loan”) was required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On June 11, 2019, the Servicing Shift Lead Note relating to the SSTII Self Storage Portfolio II Whole Loan was contributed to the commercial mortgage securitization transaction (the “BBCMS 2019-C3 Securitization”) involving the issuance of the BBCMS Mortgage Trust 2019-C3, Commercial Mortgage Pass-Through Certificates, Series 2019-C3 (the “BBCMS 2019-C3 Certificates”). Upon the issuance of the BBCMS 2019-C3 Certificates, the servicing and administration of the SSTII Self Storage Portfolio II Whole Loan is required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the BBCMS 2019-C3 Certificates, dated as of June 1, 2019 (the “BBCMS 2019-C3 Pooling and Servicing Agreement”), between Barclays Commercial Mortgage Securities LLC, as depositor (the “BBCMS 2019-C3 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The BBCMS 2019-C3 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the BBCMS 2019-C3 Depositor, is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 4.1	BBCMS 2019-C3 Pooling and Servicing Agreement

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	BBCMS 2019-C3 Pooling and Servicing Agreement	(E)

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 17, 2019	CCRE Commercial Mortgage Securities, L.P.

	By:	/s/ Gary Stellato
Name: Gary Stellato Title: Secretary

CF 2019-CF1 – Form 8-K